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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC  20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  June 29, 1996


                             Medaphis Corporation
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


                                  000-19480
                           ------------------------
                           (Commission File Number)

                                  58-1651222
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                     (IRS Employer Identification Number)

2700 Cumberland Parkway
Suite 300
Atlanta, Georgia                                             30339
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (770) 444-5300
                                                    ----------------


                                Not applicable
- -------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


                       Exhibit Index Located on Page: 5
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Item 5.      Other Events.

      Effective June 29, 1996, Medaphis Corporation, a Delaware corporation ("Medaphis"), acquired Health Data Sciences Corporation, a Delaware corporation ("HDS"), in a merger transaction (the "HDS Merger") pursuant to the terms of the HDS Merger Agreement (the "HDS Merger Agreement"), dated as of May 23, 1996, by and among Medaphis, HDS and HDSSub, Inc., a Georgia corporation and a wholly owned subsidiary of Medaphis ("HDSSub"). In the HDS Merger, HDSSub merged with and into HDS with HDS surviving such HDS Merger as a wholly owned subsidiary of Medaphis.

     The HDS Merger has been accounted for as a pooling of interests. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling of interests method in financial statements that do not include the date of consummation. The supplemental consolidated financial statements for Medaphis have been prepared to give retroactive effect to the HDS Merger on June 29, 1996 and appear herein as Exhibit 99.1.

     The supplemental consolidated financial statements do not extend through the date of consummation. However, they will become the historical consolidated financial statements of Medaphis after financial statements covering the date of consummation of the business combination are issued.

     In addition, the Selected Supplemental Consolidated Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations of Medaphis and Supplemental Quarterly Consolidated Statements of Income (Loss) have been prepared to give retroactive effect to the HDS Merger and appear herein as Exhibits 99.2, 99.3 and 99.4, respectively.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)  Exhibits

     23.1        Consent of Deloitte & Touche LLP.

     99.1 Supplemental Consolidated Financial Statements of Medaphis Corporation, as described in Item 5 of this Form 8-K.



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        99.2    Selected Supplemental Consolidated Financial Data of Medaphis
                Corporation, as described in Item 5 of this Form 8-K.

        99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations of Medaphis Corporation, as described in Item 5 of this Form 8-K.

        99.4    Supplemental Quarterly Consolidated Statements of Income
                (Loss), as described in Item 5 of this Form 8-K.



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                                  Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 9, 1996                  MEDAPHIS CORPORATION




                                     By:  /s/ Michael R. Cote
                                          ---------------------------------
                                          Michael R. Cote
                                          Senior Vice President -- Finance &
                                          Chief Financial Officer





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                              INDEX TO EXHIBITS
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

Exhibit                                                                         Page No.
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
23.1    Consent of Deloitte & Touche LLP.

99.1 Supplemental Consolidated Financial Statements of Medaphis Corporation, as described in Item 5 of this Form 8-K.

99.2 Selected Supplemental Consolidated Financial Data of Medaphis Corporation, as described in Item 5 of this Form 8-K.

99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations of Medaphis Corporation, as described in Item 5 of this Form 8-K.

99.4 Supplemental Quarterly Consolidated Statements of Income (Loss), as described in Item 5 of this Form 8-K.



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